UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange of 1934

Date of Report (Date of earliest event reported): May 26, 2017 (May 25, 2017)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY 10105 212-479-3160

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 25, 2017, the stockholders of New Media Investment Group Inc. (the “Company”) voted on the matters described below.

1.
The Company’s stockholders elected two Class III directors of the Company, which constitutes all the directors of such class. The number of shares that: (i) voted for the election of each director; (ii) withheld authority to vote for each director; and (iii) represent broker non-votes with respect to each director is summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*

Wesley R. Edens	14,258,992	28,030,355	7,803,939
Kevin M. Sheehan	23,937,479	18,351,868	7,803,939

2.
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions

49,956,525	78,013	58,748

3.	The Company’s stockholders voted, on an advisory basis, on the Company’s executive compensation. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes*

31,678,325	10,515,365	95,657	7,803,939

4.	The Company’s stockholders voted, on an advisory basis, for the stockholder proposal to elect each director annually. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes*

35,015,120	7,194,649	79,578	7,803,939

*          Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, approval of executive compensation and the stockholder proposal, but they were entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

Date: May 26, 2017	By:	/s/ Cameron MacDougall
Cameron MacDougall
Secretary